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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 30, 2007


                                 Belden CDT Inc.
                                   ----------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


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

           Delaware                     001-12561                       36-3601505
          ----------                    ----------                      ----------
(State or other jurisdiction of    (Commission File Number)   (IRS Employer Identification No.)
        incorporation)
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                        7701 Forsyth Boulevard, Suite 800
                            St. Louis, Missouri 63105

          ------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)


                                 (314) 854-8000

              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                       n/a

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS




Item 8.01 Other Events
Exhibits
SIGNATURES



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         ITEM 8.01 OTHER EVENTS.

         On January 30, 2007, Belden CDT Inc. (the "Company") issued a press release captioned "Belden Agrees to Acquire Hirschmann Automation and Control." A copy of the press release is attached as Exhibit 99.1. A fact sheet regarding Hirschmann Automation and Control GmbH is attached as Exhibit 99.2. This fact sheet is on the Company's website at www.belden.com.


         ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

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         Exhibit No.       Description

         99.1              Press Release Dated January 30, 2007

         99.2              Fact Sheet regarding Hirschmann Automation and Control GmbH
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BELDEN CDT INC.


Date: January 30, 2007                          By: /s/Kevin L. Bloomfield
                                                    ---------------------------
                                                      Kevin L. Bloomfield




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